                             REIMBURSEMENT AND CONVERSION
                                   RIGHTS AGREEMENT


         THIS REIMBURSEMENT AND CONVERSION RIGHTS AGREEMENT, made and entered into as of this 2nd day of August, 1996, by and between AMERICAN MEDSERVE CORPORATION (the "Company"), a Delaware corporation, and GOLDER, THOMA, CRESSEY, RAUNER FUND IV, L. P. ("GTCR"), a Delaware limited partnership.

         WHEREAS, GTCR has provided a guaranty (the "Guaranty") dated as of the date hereof in favor of LaSalle National Bank, a national banking association (the "Bank"), with respect to indebtedness of the Company to the Bank under that certain term note (the "Note") made by the Company and dated the date hereof in the aggregate principal amount of $5,000,000;

         WHEREAS, subject to the terms and conditions set forth herein, the Company and GTCR desire that the Company provide reimbursement to GTCR for payments made by GTCR pursuant to the Guaranty;

         WHEREAS, subject to the terms and conditions set forth herein, the Company and GTCR desire that: (i) GTCR have the right to receive equity securities of the Company as reimbursement in lieu of a cash or monetary reimbursement to GTCR for payments made by GTCR pursuant to the Guaranty, and
(ii) if by January 2, 1997, the Obligations (as defined in the Guaranty) remains unpaid, GTCR shall have the right to repay such Obligations on behalf of the Company and to receive equity securities of the Company valued in an amount equal to the amount of the Obligations so repaid.

         NOW, THEREFORE, in consideration of the mutual promises herein made and the mutual benefits to be derived from this Agreement and the transactions provided for herein, the parties hereto represent, warrant, covenant, agree and understand as follows:

    SECTION 1.  AGREEMENT TO REIMBURSE GTCR. Subject to Section 2 hereof:

    (a) The Company hereby agrees to reimburse GTCR by making payment to GTCR in immediately available funds at its address set forth on the signature page hereto, for any payment made by GTCR under the Guaranty (each such amount so paid until reimbursed, an "Unpaid Drawing") upon demand by GTCR, together with interest accruing thereon from and including the date paid to but excluding the date reimbursement is made at a rate per annum which shall be 10%, compounded quarterly. Such interest shall be payable on demand.

    (b) The obligations of the Company under this Section 1 to reimburse GTCR with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any set off, counterclaim or defense to payment which the Company may have or have had against GTCR.

    (c) The agreement by the Company in this Section 1 to reimburse GTCR for Unpaid Drawings is in addition to any such rights that GTCR may have or obligations that the Company may have under general principals of law or equity.

    SECTION 2.  OPTION BY GTCR TO CONVERT UNPAID DRAWINGS INTO EQUITY
SECURITIES.

    (a) With respect to all or any portion of the Unpaid Drawings, GTCR shall have the right, but not the obligation, from time to time, upon notice to the Company, to receive Equity Securities (as defined below) valued at the Market Price (as defined below) in aggregate amount not to exceed the aggregate amount of any remaining Unpaid Drawings (plus interest accrued thereon) in lieu of the cash or monetary reimbursement to GTCR for such Unpaid Drawings as provided in
Section 1 hereof. The Market Price of the Equity Securities shall be determined as of the date of the notice by GTCR to the Company under this Section 2.
GTCR's rights to receive Equity Securities shall be subject to existing and future preemptive rights to which the issuance of such securities may be subject.

    (b) As used in this Agreement, "Equity Securities" shall mean, so long as any of the Company's Class A Common Stock, $0.01 par value per share, ("Class A Common Stock") remains issued and outstanding, shares of Class A Common Stock, and if no shares of Class A Common Stock are outstanding, it shall mean shares of the Company's common equity securities into which Class A Common Stock has been converted or for which it has been exchanged. As used in this Agreement, "Market Price" shall mean as to any security the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading.
If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Company, GTCR and, so long as he holds at least 7.5% of the common stock of the Company (on a fully diluted basis), Timothy L. Burfield; provided that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an investment banking firm of national or regional reputation jointly selected by the Company, Timothy L. Burfield and GTCR. The determination of such investment banking firm shall be final and binding on the Company, Timothy L. Burfield and GTCR, and the fees and expenses of such investment banking firm shall be paid by the Company.

    (c) To the extent that GTCR exercises its right to receive Equity
Securities under this Section 2, its right to reimbursement under Section 1 shall, upon consummation of the sale of the Equity Securities to GTCR, be deemed satisfied with respect to the amount of the Unpaid Drawings (and interest accrued thereon, to the extent Equity Securities are received in respect thereof) specified in the notice by GTCR to the Company pursuant to this Section 2.

    SECTION 3. OPTION BY GTCR TO REPAY NOTE. If by January 2, 1997, any of the Obligations remains unpaid, GTCR shall have the right, but not the obligation, from time to time, upon notice to the Company, to repay all or any portion of the Obligations on behalf of the Company (a "GTCR Repayment"). Upon the making of a GTCR Repayment, GTCR shall be entitled to receive, in consideration thereof (and in satisfaction and discharge of the Company's obligations to GTCR in respect thereof), Equity Securities with a Market Value as of the date of the GTCR Repayment equal to the amount of such GTCR Repayment. GTCR's rights to receive Equity Securities shall be subject to existing and future preemptive rights to which the issuance of such securities may be subject.

    SECTION 4. SECURITIES LAW COMPLIANCE. The Company shall make all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Equity Securities pursuant to this Agreement in compliance with such laws. Without limiting the generality of the foregoing, if such issuance can be effected in compliance with such securities laws without registering such issuance under the securities laws then the Company shall not be obligated to register such issuance. The forgoing shall not be deemed to limit any existing rights under, or provide any additional rights under, any other agreement between GTCR and the Company with respect to registration rights.

    SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. As a material inducement to GTCR to enter into this Agreement and the Guaranty, the Company hereby represents and warrants to GTCR that:

    (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business in every jurisdiction in which the failure to so qualify has had or would reasonably be expected to have a material adverse effect on its and its subsidiaries financial condition, operating results, assets, operations or business prospects, taken as a whole.

    (b) The execution, delivery and performance of this Agreement, the Note and all other agreements and instruments contemplated hereby have been duly authorized by the Company. This Agreement and the Note and all other agreements and instruments contemplated hereby to which the Company is a party each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, the Note and all other agreements and instruments contemplated hereby to which the Company is a party, the making of the Note, the issuance of the Equity Securities upon exercise of the rights granted to GTCR under Sections 1 and 2 hereof, and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's or any of its subsidiary's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or
(vi) require any authorization, consent, approval, exemption or other action (which has not been obtained) by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the charter or bylaws of the Company or any subsidiary, or any law, statute, rule or regulation to which the Company or any subsidiary is sub-ject, or any agreement, instrument, order, judgment or decree to which the Company or any subsidiary is subject.

    (c) No material permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement, the Note or the other agreements contemplated hereby, or the consummation by the Company of any other transactions contemplated hereby or thereby, except as have been or, with respect to actions contemplated to occur after the date hereof, will be, obtained or made.

    (d) On a going concern basis, the Company is solvent as of the date of this Agreement and shall not become insolvent as a result of the consummation of the transactions contemplated by this Agreement or by the Note. The Company is, and after giving effect to the transactions contemplated by this Agreement and the Note shall be, able to pay its debts as they become due, and its property now has, and after giving effect to the transactions contemplated hereby shall have, a fair salable value (determined on a going concern basis) greater than the amounts required to pay its debts (including a reasonable estimate of the amount of all contingent liabilities). The Company has adequate capital to carry on its business, and after giving effect to the transactions contemplated by this Agreement, the Company shall have adequate capital to conduct its business. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated by this Agreement or the Note with the intent to hinder, delay or defraud either present or future creditors of the Company.

    SECTION 6. FEES AND EXPENSES. Whether or not any of the transactions contemplated hereby are consummated, the Company shall pay any and all reasonable fees and expenses of the Company and of GTCR, including the fees and expenses of counsel and of any experts or agents, which may be incurred in connection with (i) this Agreement, (ii) any of the actions or transactions contemplated hereby and (iii) the exercise or enforcement of any of the agreements hereunder.

    SECTION 7. NOTICES. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the addresses set forth on the signature page hereto or at such address, to the attention of such other person, and with such other copy or copies, as the recipient party has specified by prior written notice to the sending party. Notices shall be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service.

    SECTION 8. COOPERATION; FURTHER ASSURANCES. The Company and GTCR shall reasonably cooperate with the other and will use reasonable efforts to cause satisfaction of the conditions to and achievement of the objectives contemplated herein. From and after the date hereof, the parties shall, from time to time, execute and deliver or cause to be executed and delivered such further instruments and agreements and perform such other acts, as the other party in its reasonable its discretion may deem necessary, advisable or desirable to carry out the actions and intentions contemplated herein either explicitly or implicitly.

    SECTION 9. SUCCESSORS; ASSIGNMENT; EFFECT. This Agreement shall inure to the benefit of, and be binding upon, the respective parties hereto and their successors. This Agreement is not assignable by the Company, either in whole or in part, without the prior written consent of GTCR. Nothing express or implied in this Agreement is intended to, or shall be construed to, confer upon or give to a person, firm or corporation other than the parties hereto any rights or remedies hereunder or by reason of this Agreement or any transaction contemplated hereby.

    SECTION 10. AMENDMENT AND WAIVER. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective against any party unless such modification, amendment or waiver is approved in writing by such party. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

    SECTION 11. GOVERNING LAW. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights and obligations of the Company and its stockholders. All other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

    SECTION 12. SEVERABILITY. In the event that any provision or any portion of any provision of this Agreement shall be held invalid, illegal or unenforceable under applicable law, the remainder of this Agreement shall remain valid and enforceable, unless such invalidity, illegality or unenforceability substantially diminishes the rights and obligations, taken as a whole, of any party hereunder.

    SECTION 13. NO STRICT CONSTRUCTION. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

    SECTION 14. DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

    SECTION 15. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

    SECTION 16. CONSENT. Pursuant to the Equity Purchase Agreement, made as of December 3, 1993, between the Company and GTCR (the "Equity Purchase Agreement"), the Company has agreed not to take certain actions, including, without limitation, issuing stock or incurring certain obligations, without obtaining the prior written consent of the holders of a majority of the Investor Common Stock (as defined in the Equity Purchase Agreement). This

Agreement contemplates that the Company will take certain actions which are restricted by the Equity Purchase Agreement. GTCR, as the holder of all of the Investor Common Stock, hereby acknowledges, permits and consents to the taking of such actions as contemplated by the terms of this Agreement.

                              *           *           *

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Agreement to be executed by their authorized representatives on and as of the day and date first above set forth.


                                  GOLDER, THOMA, CRESSEY, RAUNER
                                  FUND IV, L.P.

                                  By:  GTCR IV, L.P.
                                       Its General Partner

                                  By:  Golder, Thoma Cressey, Rauner, Inc.
                                       Its General Partner

                                  By /S/ Bryan C. Cressey
                                    ------------------------------------------
                                  Name (Print): Bryan C. Cressey
                                               -------------------------------
                                  Title (Print): Principal
                                                ------------------------------
                                  Address:  6100 Sears Tower
                                            Chicago, Illinois  60606




                                  AMERICAN MEDSERVE CORPORATION


                                  By /s/ Michael B. Freedman
                                    ------------------------------------------
                                  Name (Print): Michael B. Freedman
                                               -------------------------------
                                  Title (Print): Vice President
                                                ------------------------------

                                  Address:  184 Shuman Blvd.
                                            Suite 200
                                            Naperville, Illinois 60563

    Reference is made to the Stockholders Agreement, made as of December 3, 1993 (the "Stockholders Agreement"), by and among American Medserve Corporation (the "Company"), Golder, Thoma, Cressey, Rauner Fund IV, L.P. ("GTCR") and Timothy L. Burfield (the "Executive") and to the Reimbursement and Conversion Rights Agreement, made and entered into as of August __, 1996 (the "Reimbursement Agreement"), between the Company and GTCR.

    The Executive acknowledges that the method for determining Market Price (as defined in the Reimbursement Agreement) as set forth in Section 2(b) of the Reimbursement Agreement is not consistent with the method prescribed by Section 8 of the Stockholders Agreement. The Executive consents to the use of the method for determining Market Price set forth in Section 2(b) of the Reimbursement Agreement only for purposes of the transactions contemplated by the Reimbursement Agreement.

    This acknowledgment and consent shall in no way be construed to be an amendment to or modification of the Stockholders Agreement, but rather it is an acknowledgment and consent to the use of the method for determining Market Price as set forth in the Reimbursement Agreement only for purposes of the transactions contemplated by the Reimbursement Agreement.

    IN WITNESS WHEREOF, I have hereunto set my hand as of the 2nd day of August, 1996.


                                            /s/ Timothy L. Burfield
                                       ---------------------------------
                                            Timothy L. Burfield